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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): January 16, 2003

                        Commission File Number: 333-82617

     Michigan           Venture Holdings Company LLC            38-3470015

     Michigan           Vemco, Inc.                             38-2737797

     Michigan           Venture Industries Corporation          38-2034680

     Michigan           Venture Mold & Engineering Corporation  38-2556799

     Michigan           Venture Leasing Company                 38-2777356

     Michigan           Vemco Leasing, Inc.                     38-2777324

     Michigan           Venture Holdings Corporation            38-2793543

     Michigan           Venture Service Company                 38-3024165

     Michigan           Experience Management, LLC              38-3382308

     Michigan           Venture Europe, Inc.                    38-3464213

     Michigan           Venture EU Corporation                  38-3470019

     (State or other    (Exact name of registrant as            (I.R.S. Employer
     jurisdiction of    specified in its charter)               Identification
     incorporation or                                           Number)
     organization)

                  33662 James J. Pompo, Fraser, Michigan 48026
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (586) 294-1500

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure.

         Venture Holdings Company LLC will not be holding a telephone conference call this week to discuss the status of Venture or its subsidiaries (the "Company"). The Company's status has not materially changed since the conference call held by the Company on January 7, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   VENTURE HOLDINGS COMPANY LLC
                                   VEMCO, INC.
                                   VENTURE INDUSTRIES CORPORATION
                                   VENTURE MOLD & ENGINEERING CORPORATION
                                   VENTURE LEASING COMPANY
                                   VEMCO LEASING, INC.
                                   VENTURE HOLDINGS CORPORATION
                                   VENTURE SERVICE COMPANY
                                   EXPERIENCE MANAGEMENT LLC
                                   VENTURE EUROPE, INC.
                                   VENTURE EU CORPORATION


Date: January 16, 2003             By:   /s/ James E. Butler
                                       -------------------------------------
                                       James E. Butler
                                       Executive Vice President





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